                         TRADEMARK SECURITY AGREEMENT
                         ----------------------------

    AGREEMENT dated as of August 25, 1998 made by Annie's Homegrown, Inc., a California corporation with chief executive office at 95 Main Street, Wakefield, Massachusetts 01880 ("Borrower"), in favor of Fremont Financial Corporation, a California corporation with a place of business at 666 Fifth Avenue, 21st Floor, New York, New York 10103, and its successors, assigns, and other legal representatives ("Secured Party").

                              W I T N E S S E T H:
                              - - - - - - - - - -

    WHEREAS, Borrower and Secured Party are parties to a Loan and Security Agreement, dated as of February 3, 1998 as amended by a First Amendment dated as of the date hereof (as further amended, modified or supplemented from time to time, the "Loan Agreement"), and certain supplements, agreements and instruments entered into pursuant thereto as such may be amended, modified or supplemented from time to time (collectively, with the Loan Agreement, the "Loan Documents"), pursuant to which Secured Party may make certain loans and credit accommodations to Borrower; and

    WHEREAS, Secured Party's willingness to enter into the First Amendment to the Loan Agreement and make the loans and credit accommodations available thereunder is subject to the condition, among others, that Borrower execute and deliver this Trademark Collateral Assignment and Security Agreement;

    NOW, THEREFORE, in consideration of the premises and for one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in addition to, and not in limitation of, any rights of the Secured Party under the Loan Documents, Borrower hereby agrees for the benefit of Secured Party as follows:

    1.    DEFINITIONS.
          -----------

          1.1 All capitalized terms used herein shall have the respective meanings provided therefor in the Loan Documents. In addition, the following terms shall have the meanings set forth in this Section 1 or elsewhere in this Security Agreement referred to below:

          "Associated Goodwill" shall mean all goodwill of the Borrower or its
           -------------------
business, products and services appurtenant to, associated with or symbolized by the Trademarks and/or the use thereof.

          "Proceeds" shall mean any consideration received from the sale,
           --------
exchange, license, lease or other transfer or disposition of any right, interest, asset or property which constitutes Trademark Collateral, any value received as a consequence of the ownership, possession, or use of any Trademark Collateral, and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any right, interest, asset or property which constitutes Trademark Collateral.

          "PTO" shall mean the United States Patent and Trademark Office.
           ---

          "Related Assets" shall mean all assets, rights and interests of the
           --------------
Borrower which uniquely reflect or embody the Associated Goodwill, including but not limited to the following: all patents, inventions, copyrights, trade secrets, confidential information, formulae, algorithms, methods, processes, compounds, know-how, operating systems, drawings, descriptions, formulations, manufacturing and production and delivery procedures, quality control procedures, product and service specifications, catalogs, price lists, and advertising materials, relating to the manufacture, production, delivery, provision, licensing and sale of goods or services under or in association with any of the Trademarks, and all books and records describing or used in connection with any or all of the foregoing.

          "Trademarks" shall mean all of the trademarks, service marks, designs,
           ----------
logos, indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, elements of package or trade dress, and/or other source and/or product or service identifiers, and general intangibles of like nature, used or associated with or appurtenant to the products, services and business of the Borrower, which (i) are set forth on Schedule A attached hereto, or (ii) have been adopted, acquired, owned, held or
-------- -
used by the Borrower and are now owned, held or used by the Borrower, in the Borrower's business, or with the Borrower's products and services, or in which the Borrower has any right, title or interest, or (iii) are in the future adopted, acquired, owned, held and/or used by the Borrower in the Borrower's business or with the Borrower's products and services, or in which the Borrower in the future acquires any right, title or interest.

          "Trademark Collateral" shall mean all of the Borrower's right, title
           --------------------
and interest (to the extent Borrower has any such right, title or interest) in and to all of the Trademarks, the Trademark Registrations, the Trademark Rights, the Associated Goodwill, the Related Assets, and all additions, improvements and accessions to, substitutions for, replacements of, and all products and Proceeds (including insurance proceeds) of any and all of the foregoing.

          "Trademark Registrations" shall mean all past, present or future
           -----------------------
federal, state, local and foreign registrations of the Trademarks (and all renewals and extensions of such registrations), all past, present and future applications for any such registrations of the Trademarks (and any such registrations thereof upon approval of such applications), together with the right (but not the obligation) to apply for such registrations (and prosecute such applications) in the name of the Borrower or the Secured Party, and to take any and all actions necessary or appropriate to maintain such registrations in effect and/or renew and extend such registrations.

          "Trademark Rights" shall mean any and all past, present or future
           ----------------
rights in, to and associated with the Trademarks throughout the world, whether arising under federal law, state law, common law, foreign law or otherwise, including but not limited to the following: all such rights arising out of or associated with the Trademark Registrations; the right (but not the obligation) to register claims under any state, federal or foreign trademark law or regulation; the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of the Borrower or the Secured Party for any and all past, present and future infringements or dilution of or any other damages or injury to the Trademarks, the Trademark Rights, or the Associated Goodwill, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, dilution, damage or injury.

          "Use" of any Trademark shall include all uses of such Trademark by,
           ---
for or in connection with the Borrower or its business or for the direct or indirect benefit of the Borrower or its business, including but not limited to all such uses by the Borrower itself, by any of the affiliates of the Borrower, or by any licensee or contractor of the Borrower.

    2.    GRANT OF SECURITY; COLLATERAL ASSIGNMENT.
          ----------------------------------------

          2.1   Grant of Security Interest.  As collateral security for the
                --------------------------
complete and timely payment, performance and satisfaction of all Obligations, the Borrower hereby unconditionally grants to the Secured Party, a continuing security interest in and first priority lien on the Trademark Collateral, and pledges, mortgages and hypothecates (but does not transfer title to) the Trademark Collateral to the Secured Party.

           2.2  Collateral Assignment.
                ---------------------

          (a) In addition to, and not by way of limitation of, the grant, pledge, mortgage and hypothecation of the Trademark Collateral provided in
Section 2.1, the Borrower hereby grants, assigns, transfers, conveys and sets over to the Secured Party, its entire right, title and interest in and to the Trademark Collateral; provided, however, that such grant, assignment, transfer
                      --------  -------
and conveyance shall be and become of force and effect only at the election of the Secured Party upon or following an Event of Default under the Loan Documents. The foregoing grant, assignment, transfer and conveyance shall be referred to from time to time herein as the "Section 2.2 Assignment."

          (b) The Borrower acknowledges and agrees that, upon the effectiveness of the Section 2.2 Assignment, the Secured Party shall have the cumulative rights in and to the Trademark Collateral as are provided in this Security Agreement and in the other Loan Documents.

          2.3   Supplemental to Loan Documents.  The parties expressly
                ------------------------------
acknowledge to the Secured Party and agree that on the date of this Security Agreement the Borrower delivered the Loan Documents pursuant to which the Borrower unconditionally granted to the Secured Party, a continuing security interest in and first priority lien on the Collateral (including the Trademark Collateral). In no event shall this Security Agreement, the Section 2.2 Assignment of the Trademark Collateral hereunder, or the recordation of this Security Agreement (or any document hereunder) with the PTO, adversely affect or impair, in any way or to any extent, the Loan Documents, the security interest of the Secured Party in the Collateral (including the Trademark Collateral) pursuant to the Loan Documents, the attachment and perfection of such security interest under the Code, or the present or future rights and interests of the Secured Party in and to the Collateral under or in connection with the Loan Documents, this Security Agreement and/or the Code. Any and all rights and interests of the Secured Party in and to the Trademark Collateral (and any and all obligations of the Borrower with respect to the Trademark Collateral) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of the Secured Party (and the obligations of the Borrower) in, to or with respect to the Collateral (including the Trademark Collateral) provided in or arising under or in connection with the other Loan Documents.

          2.4   Effect of Section 2.2 Assignment.  Upon the effectiveness of the
                --------------------------------
Section 2.2 Assignment, the Secured Party shall own the entire right, title and interest in and to the Trademark Collateral, free and clear of any lien, charge, encumbrance or claim of the Borrower or any other party (other than ownership and other rights reserved by owners of Licensed Trademarks or other Trademark Collateral licensed to the Borrower). Upon such effectiveness, in addition to all other rights and remedies of the Secured Party, whether under law, the Loan Documents or otherwise (all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, without notice to or consent by the Borrower except as expressly provided otherwise herein), the Secured Party's rights and remedies with respect to the Trademark Collateral, shall include but not be limited to the following, without payment of royalty or compensation of any kind to the Borrower except as expressly provided otherwise herein:

          (a) The Secured Party may exercise, in respect of the Trademark Collateral, all the rights and remedies of a secured party upon default under the Uniform Commercial Code (whether or not such Code applies to the affected Trademark Collateral) or other law applicable to any part of the Trademark Collateral.

          (b) The Secured Party may operate the business of the Borrower using the Trademark Collateral.

          (c) The Secured Party may, to the same extent that the Borrower has the right to do so immediately prior to the effectiveness of the Section 2.2 Assignment, license or sublicense, whether general, special or otherwise and whether on an exclusive or nonexclusive basis, any of the Trademark Collateral, throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine.

          (d) In general, the Secured Party may exercise, in respect of the Trademark Collateral, all rights and remedies provided under the other Loan Documents, or otherwise including, without limitation, all rights and remedies of a secured party on default under the Code (whether or not the Code applies to the Trademark Collateral).

          (e) In addition to the foregoing, in order to implement the assignment, sale, transfer or other disposition of any of the Trademark Collateral, the Secured Party may, pursuant to the authority granted in the power of attorney provided in Section 5 hereof (such authority becoming effective upon the occurrence and during the continuation of an Event of Default), execute and deliver on behalf of the Borrower one or more instruments of assignment of the Trademark Collateral, in form suitable for filing, recording or registration in any jurisdiction or country.

          2.4  Effect of Section 2.2 Assignment - Borrower's Obligations.
               ---------------------------------------------------------

          (a) Upon the effectiveness of the Section 2.2 Assignment provided herein, the Borrower shall have no right, title or interest in or to any of the Trademark Collateral, and the Borrower shall immediately cease and desist in the use of the Trademarks or any colorable imitation thereof, and shall, upon written demand of the Secured Party, deliver to the Secured Party (or the Secured Party's designee) all unused or unsold goods bearing the Trademarks.

          (b) In addition, upon the effectiveness of the Section 2.2 Assignment provided herein, upon the written demand of the Secured Party, the Borrower shall execute and deliver to the Secured Party an assignment or assignments of the Trademark Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Security Agreement; provided that the failure of the Borrower to comply with such demand will not
--------
impair or affect the validity of the Section 2.2 Assignment. The Borrower agrees that any such assignment (including a Section 2.2 Assignment) and/or any recording thereof shall be applied to reduce the Obligations outstanding only to the extent that the Secured Party actually receives cash proceeds in respect of the assignment, sale, license, transfer or disposition of, or other realization upon, the Trademark Collateral.

          (c) In the event of any such license, assignment, sale, transfer or other disposition of the Trademark Collateral, or any of it, after the occurrence and during the continuation of an Event of Default, whether to or by the Secured Party, the Borrower shall supply to the Secured Party (or the Secured Party's designee) the Borrower's know-how and expertise relating to the products and services sold and provided under the Trademarks, and other records relating to the Trademark Collateral and to the production, marketing, delivery and sale of said products and services.

          2.5   No Obligations of Secured Party.  Nothing herein contained shall
                -------------------------------
be construed as obligating the Secured Party to take any of the foregoing actions at any time.

          2.6   Costs and Application of Proceeds.  The Borrower agrees to pay
                ---------------------------------
when due all costs incurred in any license, assignment, sale, transfer or other disposition of all or any portion of the Trademark Collateral to or by the Secured Party, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Obligations. The Secured Party may apply the Proceeds actually received from any such license, assignment, sale, transfer, other disposition or other collection or realization, to the out-of-pocket costs and expenses thereof, including, without limitation, attorneys' fees and all legal, travel and other expenses which may be incurred or paid by the Secured Party in protecting or enforcing its rights upon or under this Security Agreement, the Trademark Collateral, the Collateral or the Obligations, and any proceeds remaining shall be held by the Secured Party as collateral for, and/or then or at any time thereafter applied to the Obligations, in accordance with the Loan Documents; and the Borrower shall remain liable and will pay the Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Obligations and the balance of any expenses unpaid.

          2.7   License.  In addition to, and not by way of limitation of, all
                -------
other rights of the Secured Party and obligations of the Borrower pursuant to this Security Agreement and the other Loan Documents, upon the effectuation of a
Section 2.2 Assignment, the Secured Party shall hold an exclusive fully paid-up, irrevocable and perpetual, worldwide right and license to make use, practice and sell (or license or otherwise transfer to third persons) the Trademark Collateral, for the exclusive purpose of (and to the extent necessary and sufficient for) the full and complete enjoyment and exercise of and realization upon the rights, remedies and interests of the Secured Party pursuant to this Security Agreement and the other Loan Documents.

    3.    REPRESENTATIONS AND WARRANTIES.  The Borrower represents and warrants
          ------------------------------
to, and covenants and agrees with, Secured Party, as follows:

          3.1   Schedules of Trademarks.  Set forth on Schedule A hereto is a
                -----------------------                -------- -
true and complete list of all present Trademarks and Trademark Registrations of the Borrower. All licenses and other agreements applicable to the Trademarks are the valid and binding obligations of all of the parties thereto, enforceable against each of such parties in accordance with their respective terms (provided
                                                                        --------
that, with respect to any such parties other than the Borrower and its
----
affiliates, such representation and warranty is made to the best of the Borrower's knowledge and belief).

          3.2   Title.  The Borrower is and will continue to be the sole and
                -----
exclusive owner of the entire legal and beneficial right, title and interest in and to the Trademarks (except for licenses and rights granted in the ordinary course of business) and sufficient Trademark Collateral to preserve the Borrower's rights in its Trademarks, free and clear of any lien, charge, security interest or other encumbrance, except for the security interest and conditional assignment created by this Security Agreement and the other Loan Documents, and except for liens and encumbrances explicitly permitted pursuant to the Loan Documents. The Borrower will defend its right, title and interests in and to the Trademarks and the Trademark Collateral against any and all claims of any third parties.

          3.3   Validity and Enforceability.  The Trademarks and the Trademark
                ---------------------------
Registrations and Trademark Rights related thereto are subsisting, and have not been adjudged invalid or unenforceable; all of the Trademarks and the Trademark Registrations and Trademark Rights related thereto are valid and enforceable; the Borrower has not received any written claim by any third party that any of the Trademarks and the Trademark Registrations and Trademark Rights related thereto are invalid or unenforceable.

          3.4   Exclusive Right to Use.  To the best of the Borrower's knowledge
                ----------------------
and belief except as otherwise disclosed on Schedule A, the Borrower has, and
                                            ----------
shall continue to have, the exclusive right to use all the Trademarks in the manner in which they are now used, with the goods and services with which they are now used (and, in the case of registered Trademarks, for which they are registered), and throughout the geographic areas in which they are now used (and, in the case of registered Trademarks, throughout the jurisdictions in which they are registered), free and clear of any liens, charges, encumbrances, claims or rights of any third party, or restrictions on the rights of the Borrower to protect or enforce any of its Trademark Rights against any third party.

          3.5   After-Acquired Trademark Collateral.  The Borrower agrees that,
                -----------------------------------
upon its commencement of use of or acquisition of any right, title or interest in or to any Trademark, Trademark Registration or Trademark Right other than the Trademarks, Trademark Registrations and Trademark Rights set forth on Schedule A
                                                                      ----------
hereto (including any variations or new versions of such scheduled Trademarks, Trademark Registrations and Trademark Rights), or upon commencement of use of any Trademark with (or the addition to any Trademark Registration of) any new class of goods or services, the provisions of this Security Agreement shall automatically apply thereto. The Secured Party shall be authorized to amend Schedule A, as appropriate, to include such additional Trademarks, Trademark
----------
Registrations and Trademark Rights, without the necessity for the Borrower's approval of or signature to such amendment, and the Borrower shall do all such other acts (at its own expense) deemed necessary or appropriate by the Secured Party to implement and preserve the Secured Party's interest therein (including but not limited to executing and delivering, and recording in all places where this Security Agreement or notice hereof is recorded, an appropriate counterpart of this Security Agreement). Such additional Trademarks, Trademark Registrations and Trademark Rights shall be automatically included in the "Trademarks," "Trademark Registrations" and "Trademark Rights" as defined herein. Upon the use of a new mark, the Borrower shall provide to the Secured Party a new Schedule A which shall amend, supplement or otherwise modify and
            ----------
update the prior Schedule to the then current date, and such updated Schedule A
                                                                     ----------
shall automatically be deemed to be a part of this Security Agreement.

          3.6   Maintenance of Trademark Collateral.  The Borrower shall take
                -----------------------------------
any and all such actions (including but not limited to institution and maintenance of suits, proceedings or actions) as may be necessary or appropriate to properly maintain, protect, preserve, care properly for and enforce the Trademarks and the Trademark Registrations, Trademark Rights and Associated Goodwill relating thereto and sufficient Related Assets to preserve the Borrower's rights in the Trademarks. Without limiting the generality of the foregoing, the Borrower shall pay when due all fees, taxes and other expenses which shall be incurred or which shall accrue with respect to any of such Trademark Collateral.

          3.7   Manner of Use of Trademarks.  The Borrower shall continue to use
                ---------------------------
the Trademarks in its business in the same or similar manner as it has in the past, for registered Trademarks shall continue to use each Trademark in each jurisdiction of registration (and in interstate commerce for federally registered Trademarks in each and every class of goods or services for which it is registered), and in general shall continue to use the Trademarks in each and every class of goods and services applicable to the Borrower's current use of the Trademarks in its business as reflected in its current catalogs, brochures, advertising and price lists, all in order to maintain the Trademarks in full force, free from any claim or risk of abandonment for non-use.

          3.8   Trademark Symbols and Notices; No Abandonment.  The Borrower has
                ---------------------------------------------
in the past used, and shall in the future use, the Trademarks with the statutory and other appropriate symbols, notices or legends of the registrations and ownership thereof consistent with past practice or as deemed necessary or appropriate by the Borrower in its reasonable judgment. The Borrower shall not abandon any of the Trademarks, Trademark Registrations or Trademark Rights, nor do any act nor omit to do any act if such act or omission is of a character that tends to cause or contribute to the abandonment of any Trademark, Trademark Registration or Trademark Right or loss of or adverse effect on any rights in any Trademark, Trademark Registration or Trademark Right, provided, however, that if Borrower determines, in its reasonable business judgment, that a Trademark or Trademark Registration is no longer used or useful in the Borrower's business, the Borrower may, on prior written notice to Lender, act to abandon such Trademark or Trademark Registration. Prohibited acts of the Borrower shall include but not be limited to "assignments in gross" of any Trademark or the license of any Trademark without both appropriate contractual use and quality control provisions and proper monitoring, supervision and enforcement by the Borrower of the quality of the licensed goods or services. The Borrower shall take all necessary and appropriate actions to insure that none of the Trademarks shall become generic or merely descriptive.

          3.9   Enforcement of Licenses.  The Borrower shall do all things which
                -----------------------
are necessary or appropriate to insure that each licensee of any Trademark, in its use of the Trademarks in its business, shall (i) comply fully with all applicable license agreements and (ii) satisfy and perform all the same standards and obligations set forth herein (with respect to the Borrower's use of the Trademarks) as fully as though such standards and obligations were set forth with respect to such licensee's use of the Trademarks.

          3.10  No Infringements.  To the best of the Borrower's knowledge and
                ----------------
belief, there is at present no material infringement or unauthorized or improper use of the Trademarks or the Trademark Registrations or the Trademark Rights related thereto. In the event any such infringement or unauthorized or improper use by any third party has been reasonably established by the Borrower, the Borrower shall promptly notify the Secured Party and shall have the right to sue and recover therefor and to retain any and all damage so recovered or obtained.

          3.11  Further Assurances.  Without limiting the obligations of
                ------------------
Borrower under the Loan Documents, Borrower shall take such actions as are necessary to preserve and maintain its rights in and to the Trademark Collateral. Upon the request of Secured Party, Borrower shall execute, acknowledge and deliver all documents and instruments and take such other actions, including without limitation testifying in any legal or administrative proceedings, as may be necessary or desirable to preserve or enforce Borrower's rights in and to the Trademark Collateral or to accomplish the purposes of this Security Agreement or the Loan Documents.

    4.     RIGHTS OF AND LIMITATIONS ON SECURED PARTY.
           ------------------------------------------

          4.1   Borrower to Remain Liable.  It is expressly agreed by Borrower
                -------------------------
that Borrower shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it relating to the Trademark. Secured Party shall not have any obligation or liability under or in relation to the Trademark Collateral by reason of, or arising out of, this Security Agreement and Secured Party's rights hereunder, or the assignment by Borrower to Secured Party of, or the receipt by Secured Party of, any payment relating to any Trademarks, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Borrower relating to the Trademark Collateral or be liable to any party on account of Borrower's use of the Trademark Collateral, and Borrower will save, indemnify and keep Secured Party harmless from and against all expense, loss or damage (including reasonable attorneys fees and expenses) suffered in connection with such obligations or use or suffered in connection with any suit, proceeding or action brought by Secured Party in connection with any Trademark Collateral.

          4.2   Secured Party's Actions.  If Borrower fails to perform or comply
                -----------------------
with any of its agreements contained herein and Secured Party, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Secured Party incurred in connection with such performance or compliance shall be paid by Borrower on demand and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the same rate as the Obligations under the Loan Documents.

          4.3   Indemnification.  The Borrower shall indemnify and hold harmless
                ---------------
the Secured Party from and against, and shall pay to the Secured Party on demand, any and all claims, actions, suits, judgments, penalties, losses, damages, costs, disbursements, expenses, obligations or liabilities of any kind or nature (except those resulting from the Secured Party's gross negligence or willful misconduct) arising in any way out of or in connection with this Security Agreement, the Trademark Collateral, custody, preservation, use, operation, sale, license (or other transfer or disposition) of the Trademark Collateral, any alleged infringement of the intellectual property rights of any third party, the production, marketing, delivery and sale of the goods and services provided under or in connection with any of the Trademarks or the Trademark Collateral, the sale of, collection from or other realization upon any of the Trademark Collateral, the failure of the Borrower to perform or observe any of the provisions hereof, or matters relating to any of the foregoing. The Borrower shall also indemnify and hold harmless the Secured Party from and against any and all claims, actions, suits, judgments, penalties, losses, damages, costs, disbursements, expenses, obligations or liabilities arising out of or in connection with any fault, negligence, act or omission of the Borrower (regardless of whether such fault, negligence, act or omission occurred or occurs prior to or after such effectiveness). The Borrower shall make no claim against the Secured Party for or in connection with the exercise or enforcement by the Secured Party of any right or remedy granted to it hereunder, or any action taken or omitted to be taken by the Secured Party hereunder (except for the gross negligence or willful misconduct of the Secured Party).

          4.4   Specific Enforcement.  Due to the unique nature of the Trademark
                --------------------
Collateral, and in order to preserve its value, the Borrower agrees that the Borrower's agreements, duties and obligations under this Security Agreement shall be subject to specific enforcement and other appropriate equitable orders and remedies.

    5.     SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT.
           -----------------------------------------------

          5.1   Appointment of Secured Party.  Borrower hereby irrevocably
                ----------------------------
constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Secured Party's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right, on behalf of Borrower without notice to or assent by Borrower to do the following:

          (a) to apply for and prosecute any applications for recording or registrations of any Trademark Collateral, and to file any affidavits or other documents necessary or desirable to preserve, maintain or renew any such registrations;

          (b) at any time that an Event of Default has occurred and is continuing, to assign, sell or otherwise dispose of all or any part of Borrower's right, title and interest in and to the Trademark Collateral, including without limitation the Trademarks listed on Schedule A, and all
                                                      -------- -
registrations and recordings thereof and pending applications therefor;

          (c) at any time that an Event of Default has occurred and is continuing, to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to enforce any right in respect of any Trademark; to defend any suit, action or proceeding brought against Borrower with respect to any Trademark Collateral; to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate;

          (d) at any time that an Event of Default has occurred and is continuing, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Trademarks as fully and completely as though Secured Party were the absolute owner thereof for all purposes;

          (e) to do, at Secured Party's option and Borrower's expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Trademark Collateral and Secured Party's security interests therein, in order to effect the intent of this Security Agreement; and

          (f) to execute any and all documents, statements, certificates or other writings necessary or advisable in order to effect the purposes described above as Secured Party may in its sole discretion determine.

Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          5.2   No Duty or Obligation.  The powers conferred on Secured Party
                ---------------------
hereunder are solely to protect the interests of Secured Party in the Trademark Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Borrower for any act or failure to act, except for its own willful misconduct taken or omitted in bad faith.

    6.     GENERAL PROVISIONS.  This Security Agreement is supplemental to the
           ------------------
Loan Agreement, the terms of which, including, without limitation, the notice and governing law provisions, the waiver of jury trial, consent to service of process and jurisdiction and prohibitions on non-written waivers, the Borrower expressly accepts, confirms and acknowledges are incorporated herein by reference. In the event of any irreconcilable conflict between the provisions of this Security Agreement and the Loan Agreement, the provisions of the Loan Agreement shall govern.

    IN WITNESS WHEREOF, Borrower has caused this Security Agreement to be executed by its duly authorized officer as of the date first written above.


WITNESS:                                ANNIE'S HOMEGROWN, INC.


                                        By:
------------------------------             -----------------------------------
                                           Name:  Paul B. Nardone
                                           Title: President

                                        FREMONT FINANCIAL CORPORATION


                                        By:
------------------------------             -----------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

COMMONWEALTH OF MASSACHUSETTS
COUNTY:                                               August 25, 1998

         Then personally appeared the above-named Paul B. Nardone and stated that he is the duly authorized President of Annie's Homegrown, Inc. (the "Corporation") and acknowledged the foregoing instrument to be his free act and deed, and the free act and deed of said Corporation, before me,


                                                -------------------------------
                                                Notary Public
                                                My Commission Expires:

STATE:
COUNTY:                                                          August __, 1998

         Then personally appeared the above-named ______________ and stated that he is a duly authorized _______________ of Fremont Financial Corporation (the "Secured Party") and acknowledged the foregoing instrument to be his free act and deed, and the free act and deed of said Secured Party, before me,


                                                -------------------------------
                                                Notary Public
                                                My Commission Expires:

                                 SCHEDULE A TO
                        TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT


                      TRADEMARKS, TRADEMARK REGISTRATION,
                      -----------------------------------
                                 SERVICE MARKS
                                 -------------


MARK:  ANNIE'S PASTA
    APPLICATION:                     73,689,890  October 13, 1987
    REGISTRATION:                     1,511,969  November 8, 1998

MARK:  BE GREEN
    APPLICATION:                     74/333,862  November 23, 1992
    REGISTRATION:                     1,787,220  August 10, 1993

MARK:  BERNIE RABBIT OF APPROVAL
    APPLICATION:                     74,353,496  January 28, 1993
    REGISTRATION:                     1,874,043  January 17, 1995

MARK:  ANNIE'S
    APPLICATION:                     74,694,935  June 29, 1995
    REGISTRATION:                     2,020,364  December 3, 1996

MARK:  ANNIE'S HOMEGROWN
    APPLICATION:                     74,694,936  June 29, 1995
    REGISTRATION:                     2,023,195  December 17, 1996

MARK:  MOTHER NATURE'S
    APPLICATION:                     75,479,545  May 5, 1998
    REGISTRATION:

MARK:  DESIGN OF RABBIT
    APPLICATION:                     74/696,398  June 30, 1995
    REGISTRATION:                      PENDING

MARK:  ANNIE'S PIZZA PASTA

    APPLICATION:                    74/617,822  January 4, 1995
    REGISTRATION:                      ALLOWED

MARK:  ANNIE'S
    APPLICATION:                    74/713,126  August 9, 1995
    REGISTRATION:                      ALLOWED